SCHEDULE 14C
                                 (Rule 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of l934

Check the appropriate box:

[ ] Preliminary information statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[x] Definitive information statement



                             HAWKS INDUSTRIES, INC.
-------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Charter


                             HAWKS INDUSTRIES, INC.
-------------------------------------------------------------------------------
              (Name of Person(s) Filing the Information Statement)


Payment of filing fee (check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


(1) Title of each class of securities to which transaction applies:

                                                      Not applicable
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

                                                      Not applicable
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                                      Not applicable
--------------------------------------------------------------------------------


(4) Proposed maximum aggregate value of transaction:

                                                      Not applicable
--------------------------------------------------------------------------------


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
                                                  Not applicable
-----------------------------------------------------------------------------


(2) Form, schedule or registration statement no.:
                                                  Not applicable
-----------------------------------------------------------------------------


(3) Filing party:
                                                  Not applicable
-----------------------------------------------------------------------------

(4) Date filed:
                                                  Not applicable
-----------------------------------------------------------------------------







(The rest of this page has been left blank intentionally.)

                              INFORMATION STATEMENT

                             HAWKS INDUSTRIES, INC.
                        115 East 57th Street, Suite 1540
                              New York, N.Y. 10022

     This information statement is circulated to advise the stockholders of action proposed to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

     The matter upon which action is proposed to be taken is an amendment to the Company's Articles of Incorporation to change the Company's name to Emex Corporation. It is believed that the proposed new name is more appropriate than the present one for the Company's present business activities, which consist primarily of the exploration and development of mineral and energy natural resources and the development of pertinent technologies to be used in that context.

     The date, time and place at which action is to be taken by written consent on the matter to be acted upon, and at which consents are to be submitted, are February 13, 2001, at 11:00 A.M. at 115 East 57th Street, Suite 1540, New York, N.Y. 10022..

     This information statement is being first sent or given to security holders on approximately January 24, 2001.

     A change in control of the Company took place on August 15, 2000. The names of the persons who acquired such control were Universal Equities Consolidated, LLC , a Nevada limited liability company (hereinafter sometimes "Universal"), and Thorn Tree Resources, L.L.C., a Delaware limited liability company (hereinafter sometimes "Thorn Tree"). The transaction which resulted in the change in control was a private placement in which each of Universal and Thorn Tree acquired 11,085,938 shares of common stock from the Company in exchange for assets valued at $16,500,000. Each of Universal and Thorn Tree presently owns approximately 47.63 percent of the voting securities of the Company. The identities of the persons from whom control was acquired were Bruce A. Hinchey, James E. Meador, Jr., and the Anne D. Zimmerman Revocable Trust. The source of part of the consideration used by each of Universal and Thorn Tree, namely $2,000,000 in each case, was a bank loan made in the ordinary course of business. Certain of the shares were pledged to the bank as collateral pursuant to agreements which do not give another person voting power or investment power over such securities except for standard default and similar clauses customarily included in loan agreements.

     The class of securities entitled to vote on the matter to be acted upon is common stock, of which the total amount presently outstanding is 23,328,364 shares, each share being entitled to one vote. The record date for determination of the security holders entitled to vote or give consent is January 22, 2001. The consent of the holders of a majority of the shares entitled to vote upon the matter is required for approval of the amendment.

     The following table shows the beneficial ownership of the shares of the Company as of the close of business on December 31, 2000 of each person known to the Company to be the beneficial owner of more than 5 percent of any class of the Company's voting securities:

                           Name                                        Amount
                           and Address                                 and Nature of
Title of                   of Beneficial                               Beneficial                Percent
Class                      Owner                                       Ownership                 of Class
-------                    ------------                                ---------                 --------

Common            Universal Equities Consolidated, LLC                 11,110,938 sh.            47.63 %
Stock             115 East 57th St., N.Y., N.Y. 10022                  See Note 1

Common            Thorn Tree Resources, L.L.C.                         11,110,938 sh.
Stock             888 7th Ave., N.Y., N.Y. 10606                          See Note 2.               47.63 %

     The following table shows the beneficial ownership of shares of each class of equity securities of the Company or any of its parents or subsidiaries by directors, by executive officers, and by directors and executive officers as a group as of December 31, 2000:

                                                                          Amount
                           Name of                                     and Nature of
Title of                   of Beneficial                               Beneficial                Percent
Class                      Owner                                       Ownership                 of Class
-------                    ------------                                ---------                 --------

Common            Noel J. Brown                                        1,362 sh.                0.01 %
Stock             Director

Common            Vincent P. Iannazzo                                  See Note 1                See Note 1
Stock             Director

Common            Milton E. Stanson                                    See Note 1                See Note 1
Stock             Vice Pres., Treas. & Dir.

Common            David H. Peipers                                     6,477,121 sh.             27.77
Stock             Director                                             See Note 2                See Note 2

Common            Rick J. Turturro                                     64,430 sh.                0.21 %
Stock             Chief Financial Officer                              See Note 3                See Note 3

Common            All directors and executive                          17,659,301 sh.            75.70 %
Stock             officers as a group                                  See Note 3                See Note 3

--------------------
(1) Universal Equities Consolidated, LLC is 100 % owned by Stanson & Iannazzo, a New York partnership of which Milton E. Stanson and Vincent P. Iannazzo are the sole members. In addition, Mr. Stanson individually is the beneficial owner of 3,250 shares of the Company, constituting 0.01 % of the Company's outstanding shares, and Mr. Iannazzo individually is the sole beneficial owner of The Buckingham Management Group, a Nevada limited liability company which owns 2,200 shares of the Company, constituting 0.01 % of the Company's outstanding shares.

(2) Thorn Tree Resources, L.L.C. is owned (a) 50% by David H. Peipers individually, (b) 30% by The Cornerhouse Limited Partnership, a Delaware limited partnership of which Mr. Peipers is the general partner and of which he beneficially owns 12.27%, and (c) 20% by The Winsome Limited Partnership, a Delaware limited partnership of which Mr. Peipers is the general partner and of which he beneficially owns 23.07%. The figure of 6,477,121 shares shown in the second table constitutes the total of the above direct and indirect beneficial interests of Mr. Peipers in Thorn Tree Resources, L.L.C.

(3) Includes 57,442 shares held by or in custody for members of Mr. Turturro's family, as to which he disclaims beneficial ownership.

     None of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matter to be acted upon. No director of the Company has informed the registrant in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders.


                                             By Order of the Board of Directors


                                             Stuart G. Schwartz
                                             Secretary